                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           NUVEEN SENIOR INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS -                                            Chicago, Illinois
DECEMBER 19, 2001                                            60606
                                                             (800) 257-8787

NUVEEN SENIOR INCOME FUND

TO THE COMMON AND PREFERRED SHAREHOLDERS OF NUVEEN SENIOR INCOME FUND:

Notice is hereby given that the Annual Meeting of the common and preferred shareholders (collectively, the "Shareholders") of Nuveen Senior Income Fund, a Massachusetts business trust ("NSL", the "Senior Income Fund" or the "Fund"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 19, 2001, at 11:00 a.m., Chicago time, for the following purposes:

    1. To elect seven (7) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified as follows:

        a) five (5) trustees to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares, Series TH ("TAPS"), voting together as a single class; and

        b) two (2) trustees to be elected by the holders of TAPS only, voting separately as a single class.

    2. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of the Fund at the close of business on October 22, 2001 are entitled to notice of and to vote at the Fund's Annual Meeting.

YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER FOUND ON YOUR PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

PROXY STATEMENT                                         333 West Wacker Drive
                                                        Chicago, Illinois 60606
                                                        (800) 257-8787

NUVEEN SENIOR INCOME FUND - NSL

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Nuveen Senior Income Fund (the "Fund"), of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on December 19, 2001 (the "Annual Meeting"), and at any and all adjournments thereof.

On the matter coming before the Fund's Annual Meeting as to which a choice has been specified by the shareholders of the Fund on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares of the Fund will be voted FOR the election of the nominees for trustee, as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

A quorum of shareholders is required to take action at the Fund's Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. However, for the purpose of electing two trustees by the holders of TAPS only, the holders of 33 1/3% of the TAPS entitled to vote will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting powers on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on October 22, 2001 will be entitled to one vote for each share held. As of October 22, 2001, 29,722,636 common shares and 1,840 TAPS of the Fund were issued and outstanding.

This Proxy Statement is first being mailed to shareholders of the Fund on or about November 20, 2001.

1. ELECTION OF TRUSTEES

At the Fund's Annual Meeting, seven (7) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of the Fund's organizational documents, holders of TAPS are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and TAPS, voting together as a single class.

          (a) Five trustees are to be elected by holders of Common Shares and the TAPS voting together as a single class. Trustees Bacon, Bennett, Evans, Leafstrand and Wellington are nominees for election by all shareholders.

          (b) Holders of TAPS are entitled to elect two of the trustees. Trustees Kissick and Schwertfeger are nominees for election by holders of TAPS.

The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Trustees.

Other than Timothy R. Schwertfeger, none of the trustees have ever been a director or an employee of Nuveen Investments or any affiliate of Nuveen Investments.

The following table shows each nominee's date of birth, principal occupation and other business affiliations and the number of shares of the Fund which each nominee beneficially owned as of September 30, 2001. None of the nominees beneficially owned any TAPS as of September 30, 2001. All of the trustees, except William E. Bennett, have been trustees of the Fund since its organization in 1999. Mr. Bennett has been a trustee of the Fund since January 31, 2001.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS GIVE VOTING INSTRUCTIONS FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE OF THE FUND

--------------------------------------------------------------------------------
                                                            FULL COMMON SHARES
                                                           BENEFICIALLY OWNED AS
                                                                    OF
                                                            SEPTEMBER 30, 2001
                                                           ---------------------
      NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS OF           THE      ALL NUVEEN
          NOMINEES AS OF SEPTEMBER 30, 2001(1)               FUND      FUNDS(2)
--------------------------------------------------------------------------------
James E. Bacon, (2/27/31)                                                  6,995
Business consultant and Treasurer, Cathedral of St. John
the Devine (New York City); formerly, Director of Lone
Star Industries, Inc. (1992-1999); previously, Director
and Executive Vice President of U.S. Trust Corporation
and Trustee of United States Trust Company of New York.
William E. Bennett, (10/16/46)                                             1,181
Private Investor; previously President and C.E.O. Draper
& Kramer, Inc. (1995-1998).
Jack B. Evans, (10/22/48)                                                 12,543
President, The Hall-Perrine Foundation (a private
philanthropic corporation); Director, Alliant Energy;
Director and Vice Chairman United Fire & Casualty
Company; previously, President and Chief Operating
Officer, SCI Financial Group, Inc. (a regional financial
services firm).
William L. Kissick, (7/29/32)                                              5,637
Professor, School of Medicine and the Wharton School of
Management and former Chairman, Leonard Davis Institute
of Health Economics, University of Pennsylvania.
Thomas E. Leafstrand, (11/11/31)                              7,000       17,704
Retired; previously, Vice President in charge of
Municipal Underwriting, Trading, and Dealer Sales at The
Northern Trust Company.
*Timothy R. Schwertfeger, (3/28/49)                          49,000      352,722
Chairman (since May 1999), President and Trustee of the
funds advised by Nuveen Institutional Advisory Corp.
(since July 1996) and the funds advised by Nuveen Senior
Loan Asset Management Inc. (since 1999); Chairman (since
July 1996) and Director of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and the funds advised by
Nuveen Advisory Corp.; previously, Executive Vice
President of The John Nuveen Company, Nuveen Investments,
Nuveen Advisory Corp. and Nuveen Institutional Advisory
Corp.; Chairman and Director (since January 1997) of
Nuveen Asset Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since March 1999);
Chief Executive Officer and Director of Nuveen Senior
Loan Asset Management Inc. (since September 1999).
Sheila W. Wellington, (2/24/32)                                           16,324
President of Catalyst (a not-for-profit organization
focusing on women's leadership development in business
and the professions).
--------------------------------------------------------------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Senior Loan Asset Management Inc.

(1) In addition to the Fund, the trustees are also trustees of one fund managed by Nuveen Senior Loan Asset Management Inc. and 9 open-end and 6 closed-end funds advised by Nuveen Institutional Advisory Corp. ("NIAC"). In addition, Mr. Schwertfeger is a director of 74 closed-end funds and 30 open-end funds advised by Nuveen Advisory Corp. ("NAC").

(2) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in the Fund, the other fund advised by NSLAM, the funds advised by NAC and the funds advised by NIAC. For each trustee, the number shown includes share equivalents of certain Nuveen funds in which the trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Compensation." For Mr. Schwertfeger, the number also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

The above persons have sole voting power and sole investment power as to the shares listed above, with the exception of Sheila W. Wellington, who holds her shares jointly with her spouse and Timothy R. Schwertfeger, who holds shares jointly with his spouse.

COMPENSATION

The trustees affiliated with Nuveen or Nuveen Senior Loan Asset Management Inc. ("NSLAM") serve without any compensation from the Fund. Trustees who are not affiliated with Nuveen or NSLAM ("Independent Trustees") receive a $35,000 annual retainer for serving as a trustee for all funds managed by NSLAM and Nuveen Institutional Advisory Corp. ("NIAC"), $1,000 fee per day plus expenses for attendance in person at all meetings (other than a meeting of the dividend and valuation committee held solely to declare a dividend) held on a day on which no regular Board meeting is held, $500 for attendance by telephone of such meetings and $200 for attendance in person or by telephone at a meeting of the dividend and valuation committee. The annual retainer, fees and expenses are allocated among the funds on the basis of relative net asset sizes.

The Board of Trustees of certain Nuveen funds (the "Participating Funds") have adopted a Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, the Independent Trustees of the Participating Funds may defer receipt of all, or a portion of, their compensation for services to the Participating Funds. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen Funds selected by the participant trustee.

The Fund is a Participating Fund and each Independent Trustee has elected to defer all or a portion of their compensation. Total deferred fees for the Fund for fiscal year 2001 (including the return from the assumed investment in the eligible Nuveen funds) payable are shown in the Deferred Fees column below.

The following table shows, for each trustee who is not affiliated with Nuveen or NSLAM, (1) the aggregate compensation paid by the Fund for its fiscal year ended July 31, 2001, (2) the total deferred fees and (3) the total compensation paid by the funds advised by NSLAM and the funds advised by NIAC during the calendar year 2000.

COMPENSATION TABLE

                                                                       TOTAL COMPENSATION
                            AGGREGATE COMPENSATION   DEFERRED FEES        NUVEEN FUNDS
     NAME OF TRUSTEE           FROM THE FUND(1)     FROM THE FUND(2)   PAID TO TRUSTEES(3)
--------------------------  ----------------------  ----------------   -------------------
James E. Bacon                              $5,396       $3,954                    $45,500
William E. Bennett(4)                        2,881        1,732                         --
Jack B. Evans                                5,396        2,568                     45,500
William L. Kissick                           5,396        2,060                     45,500
Thomas E. Leafstrand                         5,727        2,628                     47,100
Sheila W. Wellington                         5,396        5,113                     45,500
------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.

(2) Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen funds) at July 31, 2001.

(3) Includes the total compensation for service on the Board of the Fund, the open-end and closed-end funds advised by NIAC and the Nuveen Floating Rate Fund advised by NSLAM during the calendar year 2000.
(4) Mr. Bennett was appointed to the Board on January 31, 2001.

The John Nuveen Company ("JNC"), parent company of NSLAM, maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

The Independent Trustees of the Fund are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of an Independent Trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the corporate contributions committee of JNC. The Independent Trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Independent Trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the corporate contributions committee.

William L. Kissick and Timothy R. Schwertfeger serve as the current members of the executive committee of the Fund's Board of Trustees. The Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The executive committee of the Fund did not hold any meetings during the fiscal year ended July 31, 2001.

Thomas E. Leafstrand, William E. Bennett and Timothy R. Schwertfeger are the current members of the dividend and valuation committee of the Fund. The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend and valuation committee of the Fund held twelve meetings during the fiscal year ended July 31, 2001.

The Fund's Board of Trustees has an audit committee currently composed of James
E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick and Thomas E. Leafstrand, trustees of the Fund who are not "interested persons" and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Fund's audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee of the Fund held two meetings during the fiscal year ended July 31, 2001. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement.

Nomination of those trustees who are not "interested persons" of the Fund is committed to a nominating and governance committee composed of the trustees who are not "interested persons" of the Fund. Members of each Fund's nominating and governance committee are James E. Bacon, William E. Bennett, Jack B. Evans, William L. Kissick, Thomas E. Leafstrand and Sheila W. Wellington. The Fund's nominating and governance committee identifies and recommends individuals to be nominated for election as non-interested trustees. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of trustees, (2) the selection of various committee assignments, and (3) trustee education, board meetings and board performance. The nominating and governance committee of the Fund held four meetings during the fiscal year ended July 31, 2001. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The Board of Trustees of the Fund held four regular board meetings and two special board meetings during the fiscal year ended July 31, 2001. During the last fiscal year, each Trustee attended 75% or more of the Fund's Board meetings and committee meetings (if a member thereof).

The following table sets forth information with respect to each executive officer of the Fund, other than Mr. Schwertfeger who is a trustee and included in the table relating to the nominees for the Board. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire in July 2002.

---------------------------------------------------------------------------------
  NAME, BIRTHDATE AND PRINCIPAL OCCUPATIONS
OF EXECUTIVE OFFICERS AS OF SEPTEMBER 30, 2001    POSITIONS AND OFFICES WITH FUND
---------------------------------------------------------------------------------
Peter H. D'Arrigo, (11/28/67)                     Vice President and Treasurer
Vice President of Nuveen Investments (since       (since inception)
January 1999); prior thereto, Assistant Vice
President from January 1997 to January 1999;
formerly, Associate of John Nuveen & Co.
Incorporated; Vice President and Treasurer of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Chartered Financial
Analyst.
Susan M. DeSanto, (9/8/54)                        Vice President
Vice President of the NAC and NIAC advised        (since July 2001)
funds since August 2001; previously, Vice
President of Van Kampen Investment Advisory
Corp. (since 1998), prior thereto Assistant
Vice President of Van Kampen Investment
Advisory Corp. (since 1994).
Lorna C. Ferguson, (10/24/45)                     Vice President (since
Vice President of Nuveen Investments and          inception)
(since January 1998) Vice President of Nuveen
Advisory Corp. and Nuveen Institutional
Advisory Corp.
Stephen D. Foy, (5/31/54)                         Vice President and Controller
Vice President of Nuveen Investments and          (since inception)
(since May 1998) The John Nuveen Company;
Certified Public Accountant.
David J. Lamb, (3/22/63)                          Vice President
Vice President of Nuveen Investments (since       (since July 2000)
March 2000), prior thereto, Assistant Vice
President (since January 1999), formerly
Associate of Nuveen Investments; Certified
Public Accountant.
Larry W. Martin, (7/27/51)                        Vice President and
Vice President, Assistant Secretary and           Assistant Secretary
Assistant General Counsel of Nuveen               (since inception)
Investments; Vice President and Assistant
Secretary of Nuveen Advisory Corp., Nuveen
Institutional Advisory Corp. and Nuveen Senior
Loan Asset Management Inc. (since September
1999); Assistant Secretary of The John Nuveen
Company; Assistant Secretary of Nuveen Asset
Management (since January 1997).
Gifford R. Zimmerman, (9/9/56)                    Vice President and
Vice President, Assistant Secretary and           Secretary (since inception)
Associate General Counsel of Nuveen
Investments; Vice President, General Counsel
and Assistant Secretary of Nuveen Advisory
Corp. and Nuveen Institutional Advisory Corp.;
Vice President and Assistant Secretary of
Nuveen Senior Loan Asset Management Inc.
(since September 1999); Assistant Secretary of
The John Nuveen Company; Chartered Financial
Analyst.
---------------------------------------------------------------------------------

On September 30, 2001, trustees and executive officers of the Fund as a group beneficially owned 441,450 common shares of all of the Nuveen Funds managed by NIAC, NSLAM and Nuveen Advisory Corp. ("NAC") (including share equivalents of certain Nuveen funds in which the trustee is deemed to be invested in connection with the deferral of compensation by trustees pursuant to the Plan and shares held by the executive officers in Nuveen's 401(k)/Profit Sharing Plan). As of September 30, 2001, the trustees and executive officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of October 22, 2001, no shareholder owned more than 5% of any class of shares of the Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940 and Section 16(a) of the Securities Act of 1934 require each of the Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during the fiscal year ended September 30, 2001, the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser complied with all such applicable filing requirements. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of any Fund's equity securities.

AUDIT COMMITTEE REPORT

The audit committee of the Board of Trustees of the Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also recommends to the Board of Trustees the selection of the Fund's independent auditors. The committee is currently composed of five non-employee trustees and operates under a written charter adopted and approved by the Board of Trustees. Each committee member is independent as defined by New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report.

The members of the audit committee are:

James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Trustees has appointed KPMG LLP, certified public accountants, as independent auditors to examine the annual consolidated statements for fiscal 2002. A representative of KPMG LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions.

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by KPMG LLP for professional services for the audit of the Fund's financial statements for fiscal 2001 were as follows:

             FINANCIAL INFORMATION
   AUDIT      SYSTEMS DESIGN AND      ALL OTHER
   FEES       IMPLEMENTATION FEES       FEES
  -------    ---------------------    ---------
  $47,500             $0               $10,250
  ---------------------------------------------

OTHER FEES. All other fees noted above represent fees paid to KPMG LLP for a comfort letter provided at the time of issuance of the Fund's preferred shares in 2000, consultation relating to annual excise tax calculations and quarterly agreed upon procedures for rating agencies to verify compliance with preferred shares asset maintenance tests. KPMG LLP performed each of the services noted in their capacity as independent auditor for the Fund.

The audit committee has considered whether the non-audit services provided by KPMG LLP are compatible with maintaining the independence of KPMG LLP.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENT

NSLAM, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund. NSLAM is a wholly owned subsidiary of JNC, which in turn is approximately 77% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen Investments, a wholly owned subsidiary of JNC, acted as co-managing underwriter in the initial public offerings of the common shares of the Fund in 1999 and its preferred shares in 2000.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 23, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside the process of Rule 14a-8 must submit such written notice not later than October 5, 2002. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of Nuveen Investments or NSLAM, or by dealers and their representatives.

ANNUAL REPORT DELIVERY

Annual reports will be sent following the Fund's fiscal year to shareholders then of record. The Fund will furnish, without charge, a copy of its annual report to its shareholders upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Annual Meeting. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at the Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Fund's Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

November 20, 2001

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NSL1201


[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286      NUVEEN SENIOR INCOME FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                                 COMMON SHARES


PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 19, 2001

The annual meeting of shareholders will be held Wednesday, December 19, 2001, at 11:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Gifford R. Zimmerman and Nicholas Dalmaso and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on December 19, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SENIOR INCOME FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
COMMON SHARES
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) William E. Bennett           ALL       ALL       EXCEPT
(03) Jack B. Evans
(04) Thomas E. Leafstrand
(05) Sheila W. Wellington

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------


-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date



[NUVEEN LOGO]
NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1286      NUVEEN SENIOR INCOME FUND

                         ANNUAL MEETING OF SHAREHOLDERS

                 TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 19, 2001

The annual meeting of shareholders will be held Wednesday, December 19, 2001, at 11:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Gifford R. Zimmerman and Nicholas Dalmaso and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on December 19, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                                                                [CONTROL NUMBER]
--------------------------------------------------------------------------------
NUVEEN SENIOR INCOME FUND

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
TAXABLE AUCTIONED PREFERRED SHARES, SERIES TH
VOTE ON PROPOSAL


1. ELECTION OF NOMINEES TO THE BOARD
(01) James E. Bacon               FOR     WITHHOLD    FOR ALL
(02) William E. Bennett           ALL       ALL       EXCEPT
(03) Jack B. Evans                / /       / /         / /
(04) Thomas E. Leafstrand
(05) Sheila W. Wellington
(06) William L. Kissick
(07) Timothy R. Schwertfeger

                         To withhold authority to vote for an individual nominee mark the box "For All Except" and write the nominee's number on the line below.

                         ---------------------------------



-------------------------------------------------------------------------------

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE ((800) 690-6903) OR OVER THE INTERNET (www.proxyvote.com).

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

------------------------------------------  ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date   Signature [Joint Owners]     Date